                                                                  EXHIBIT (h)(3)

                          FEE CAP/FEE WAIVER AGREEMENT
                              AMENDED AND RESTATED

This Agreement, dated Oct. 1, 2005, as amended and restated April 10, 2008, is between each of the RiverSource investment companies (each a "Registrant"), on behalf of its underlying series funds, as listed in Schedule A (the term "FUND" is used to refer to either the Registrant or the series as context requires), and RiverSource Investments, LLC, in its capacity as investment manager of the Funds, Ameriprise Financial, Inc, in its capacity as administrator of the Funds, RiverSource Service Corporation, in its capacity as transfer agent of the Funds, and RiverSource Distributors, Inc. in its capacity as principal underwriter and distributor of the Funds (collectively referred to as the "SERVICE PROVIDERS"). Under this Agreement, the Service Providers hereby agree to waive all or a portion of the fees they earn and/or cap or reimburse expenses of each Fund incurred in connection with the services they provide to the Funds, in an amount equal to the amount by which the Fund's total operating expense, before giving effect to any applicable performance incentive adjustment (excluding foreign transaction taxes, income paid to brokers related to securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and interest expenses, transaction or brokerage fees, fees and expenses associated with investment in other pooled investment vehicles, including exchange traded funds, other affiliated and unaffiliated mutual funds, and certain other expenses as may be approved by the Funds' Board of Directors) exceed the thresholds set forth in the attached Schedule B ("FEE Caps") for any particular Fund, and the Fund hereby agrees to such Fee Caps.

1. FEE CAPS/FEE WAIVERS. Any allocation of fee waivers and expenses reimbursements among the Service Providers in order to meet the Fee Caps will be determined by the Service Providers.

2. TERMINATION. With respect to any Fund, this Agreement will terminate on the date listed in Schedule B unless modified by written agreement of the Fund and the Service Providers or terminated earlier at the sole discretion of the Fund's Board of Directors.

The Service Providers acknowledge that they (1) shall not be entitled to collect on, or make a claim for, waived fees at any time in the future, and (2) shall not be entitled to collect on, or make a claim for, reimbursed Fund expenses at any time in the future.

Fee Cap/Fee Waiver Agreement

IN WITNESS WHEREOF, the parties hereto have executed the foregoing Agreement as of the day and year first above written.

RIVERSOURCE BOND SERIES, INC.
RIVERSOURCE CALIFORNIA TAX-EXEMPT TRUST
RIVERSOURCE DIMENSIONS SERIES, INC.
RIVERSOURCE DIVERSIFIED INCOME SERIES, INC.
RIVERSOURCE EQUITY SERIES, INC.
RIVERSOURCE GLOBAL SERIES, INC.
RIVERSOURCE GOVERNMENT INCOME SERIES, INC.
RIVERSOURCE HIGH YIELD INCOME SERIES, INC.
RIVERSOURCE INCOME SERIES, INC.
RIVERSOURCE INTERNATIONAL MANAGERS SERIES, INC.
RIVERSOURCE INTERNATIONAL SERIES, INC.
RIVERSOURCE INVESTMENT SERIES, INC.
RIVERSOURCE LARGE CAP SERIES, INC.
RIVERSOURCE MANAGERS SERIES, INC.
RIVERSOURCE MARKET ADVANTAGE SERIES, INC.
RIVERSOURCE MONEY MARKET SERIES, INC.
RIVERSOURCE SECTOR SERIES, INC.
RIVERSOURCE SELECTED SERIES, INC.
RIVERSOURCE SERIES TRUST
RIVERSOURCE SPECIAL TAX-EXEMPT SERIES TRUST
RIVERSOURCE STRATEGIC ALLOCATION SERIES, INC.
RIVERSOURCE STRATEGY SERIES, INC.
RIVERSOURCE TAX-EXEMPT INCOME SERIES, INC.
RIVERSOURCE TAX-EXEMPT MONEY MARKET SERIES, INC.
RIVERSOURCE TAX-EXEMPT SERIES, INC.
RIVERSOURCE VARIABLE SERIES TRUST

  By: /s/ Patrick T. Bannigan
      -----------------------------------
      Patrick T. Bannigan
      President

AMERIPRISE FINANCIAL, INC.                 RIVERSOURCE INVESTMENTS, LLC.

  By: /s/ William F. Truscott                By: /s/ William F. Truscott
      -----------------------------------        -------------------------------
      William F. Truscott                        William F. Truscott
      President - U.S. Asset                     President and Chief
      Management and Chief                       Investment Officer
      Investment Officer

RIVERSOURCE DISTRIBUTORS, INC.             RIVERSOURCE SERVICE CORPORATION

  By: /s/ William F. Truscott                By: /s/ Lyn Kephart-Strong
      -----------------------------------        -------------------------------
      William F. Truscott                        Lyn Kephart-Strong
      Vice President                             President

Fee Cap/Fee Waiver Agreement

SCHEDULE A - FUNDS

Each Registrant is a Minnesota corporation, except RiverSource California Tax-Exempt Trust, RiverSource Series Trust, RiverSource Special Tax-Exempt Series Trust and RiverSource Variable Series Trust, which are Massachusetts business trusts.

RIVERSOURCE BOND SERIES, INC.
     RiverSource Floating Rate Fund
     RiverSource Income Opportunities Fund
     RiverSource Inflation Protected Securities Fund RiverSource Limited Duration Bond Fund
RIVERSOURCE CALIFORNIA TAX-EXEMPT TRUST
     RiverSource California Tax-Exempt Fund
RIVERSOURCE DIMENSIONS SERIES, INC.
     RiverSource Disciplined Small and Mid Cap Equity Fund RiverSource Disciplined Small Cap Value Fund
RIVERSOURCE DIVERSIFIED INCOME SERIES, INC.
     RiverSource Diversified Bond Fund
RIVERSOURCE EQUITY SERIES, INC.
     RiverSource Mid Cap Growth Fund
RIVERSOURCE GLOBAL SERIES, INC.
     RiverSource Absolute Return Currency and Income Fund RiverSource Emerging Markets Bond Fund
     RiverSource Global Bond Fund
     RiverSource Global Technology Fund
     Threadneedle Emerging Markets Fund
     Threadneedle Global Equity Fund
RIVERSOURCE GOVERNMENT INCOME SERIES, INC.
     RiverSource Short Duration U.S. Government Fund RiverSource U.S. Government Mortgage Fund
RIVERSOURCE HIGH YIELD INCOME SERIES, INC.
     RiverSource High Yield Bond Fund
RIVERSOURCE INCOME SERIES, INC.
     RiverSource Income Builder Basic Income Fund
     RiverSource Income Builder Enhanced Income Fund RiverSource Income Builder Moderate Income Fund
RIVERSOURCE INTERNATIONAL MANAGERS SERIES, INC.
     RiverSource Partners International Select Growth Fund RiverSource Partners International Select Value Fund RiverSource Partners International Small Cap Fund
RIVERSOURCE INTERNATIONAL SERIES, INC.
     RiverSource Disciplined International Equity Fund Threadneedle European Equity Fund
     Threadneedle International Opportunity Fund
RIVERSOURCE INVESTMENT SERIES, INC.
     RiverSource Balanced Fund
     RiverSource Disciplined Large Cap Growth Fund RiverSource Disciplined Large Cap Value Fund
     RiverSource Diversified Equity Income Fund
     RiverSource Mid Cap Value Fund
RIVERSOURCE LARGE CAP SERIES, INC.
     RiverSource Disciplined Equity Fund
     RiverSource Growth Fund
     RiverSource Large Cap Equity Fund
     RiverSource Large Cap Value Fund
RIVERSOURCE MANAGERS SERIES, INC.
     RiverSource Partners Aggressive Growth Fund
     RiverSource Partners Fundamental Value Fund
     RiverSource Partners Select Value Fund
     RiverSource Partners Small Cap Equity Fund
     RiverSource Partners Small Cap Value Fund
RIVERSOURCE MARKET ADVANTAGE SERIES, INC.
     RiverSource Portfolio Builder Aggressive Fund RiverSource Portfolio Builder Conservative Fund RiverSource Portfolio Builder Moderate Aggressive Fund RiverSource Portfolio Builder Moderate Conservative Fund RiverSource Portfolio Builder Moderate Fund
     RiverSource Portfolio Builder Total Equity Fund RiverSource S&P 500 Index Fund
     RiverSource Small Company Index Fund
RIVERSOURCE MONEY MARKET SERIES, INC.
     RiverSource Cash Management Fund
RIVERSOURCE SECTOR SERIES, INC.
     RiverSource Dividend Opportunity Fund
     RiverSource Real Estate Fund
RIVERSOURCE SELECTED SERIES, INC.
     RiverSource Precious Metals and Mining Fund
RIVERSOURCE SERIES TRUST
     RiverSource 120/20 Contrarian Equity Fund
     RiverSource 130/30 U.S. Equity Fund
     RiverSource Retirement Plus 2010 Fund
     RiverSource Retirement Plus 2015 Fund
     RiverSource Retirement Plus 2020 Fund
     RiverSource Retirement Plus 2025 Fund
     RiverSource Retirement Plus 2030 Fund
     RiverSource Retirement Plus 2035 Fund
     RiverSource Retirement Plus 2040 Fund
     RiverSource Retirement Plus 2045 Fund
RIVERSOURCE SPECIAL TAX-EXEMPT SERIES TRUST
     RiverSource Minnesota Tax-Exempt Fund
     RiverSource New York Tax-Exempt Fund
RIVERSOURCE STRATEGIC ALLOCATION SERIES, INC.
     RiverSource Strategic Allocation Fund
     RiverSource Strategic Income Allocation Fund
RIVERSOURCE STRATEGY SERIES, INC.
     RiverSource Equity Value Fund
     RiverSource Partners Small Cap Growth Fund
     RiverSource Small Cap Advantage Fund

Fee Cap/Fee Waiver Agreement

RIVERSOURCE TAX-EXEMPT INCOME SERIES, INC.
     RiverSource Tax-Exempt High Income Fund
RIVERSOURCE TAX-EXEMPT MONEY MARKET SERIES, INC.
     RiverSource Tax-Exempt Money Market Fund
RIVERSOURCE TAX-EXEMPT SERIES, INC.
     RiverSource Intermediate Tax-Exempt Fund
     RiverSource Tax-Exempt Bond Fund

RIVERSOURCE VARIABLE SERIES TRUST
     Discipline Asset Allocation Portfolios - Aggressive
     Discipline Asset Allocation Portfolios - Conservative
     Discipline Asset Allocation Portfolios - Moderate
     Discipline Asset Allocation Portfolios - Moderately Aggressive
     Discipline Asset Allocation Portfolios - Moderately Conservative RiverSource Partners Variable Portfolio - Fundamental Value Fund RiverSource Partners Variable Portfolio - Select Value Fund
     RiverSource Partners Variable Portfolio - Small Cap Value Fund
     RiverSource Variable Portfolio - Core Equity Fund
     RiverSource Variable Portfolio - Global Bond Fund
     RiverSource Variable Portfolio - Global Inflation Protected Securities Fund RiverSource Variable Portfolio - Income Opportunities Fund
     RiverSource Variable Portfolio - Large Cap Value Fund
     RiverSource Variable Portfolio - Mid Cap Value Fund
     RiverSource Variable Portfolio - S&P 500 Index Fund
     RiverSource Variable Portfolio - Small Cap Advantage Fund

Fee Cap/Fee Waiver Agreement

SCHEDULE B - FEE CAPS/FEE WAIVERS

Schedule B is separately maintained and updated from time to time to reflect current fee cap/fee waiver commitments, as they have been approved by the Funds' Board of Directors. Current fee cap/fee waiver commitments are reflected in Fund registration statements as applicable.